                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 1999



                        Arcadia Receivables Finance Corp.
                   Arcadia Automobile Receivables Trust 1998-D
                          (Exact name of registrant as
                            specified in its charter)



              Delaware          333-82281            41-1743653
          (State or other     (Commission           (IRS Employer
          jurisdiction of     File Number)       Identification No.)
          incorporation)


   290 E. Carpenter Freeway, Irving, Texas                  75062-2729
   (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code (972) 652-4000

Item 5.  Other Events.

         The Servicer's Certificate for the months of April 1999 through December 2000 were distributed to Noteholders on or about the 15th of the following month.

Item 7(c). Exhibits

          Exhibit No.                   Description
          -----------             -----------------------
              20.1                Servicer's Certificate for the month of
                                  April 1999.

              20.2                Servicer's Certificate for the month of
                                  May 1999.

              20.3                Servicer's Certificate for the month of
                                  June 1999.

              20.4                Servicer's Certificate for the month of
                                  July 1999.

              20.5                Servicer's Certificate for the month of
                                  August 1999.

              20.6                Servicer's Certificate for the month of
                                  September 1999.

              20.7                Servicer's Certificate for the month of
                                  October 1999.

              20.8                Servicer's Certificate for the month of
                                  November 1999.

              20.9                Servicer's Certificate for the month of
                                  December 1999.

              20.10               Servicer's Certificate for the month of
                                  January 2000.

              20.11               Servicer's Certificate for the month of
                                  February 2000.

              20.12               Servicer's Certificate for the month of
                                  March 2000.

              20.13               Servicer's Certificate for the month of
                                  April 2000.

              20.14               Servicer's Certificate for the month of
                                  May 2000.

              20.15               Servicer's Certificate for the month of
                                  June 2000.

              20.16               Servicer's Certificate for the month of
                                  July 2000.

              20.17               Servicer's Certificate for the month of
                                  August 2000.

              20.18               Servicer's Certificate for the month of
                                  September 2000.

              20.19               Servicer's Certificate for the month of
                                  October 2000.

              20.20               Servicer's Certificate for the month of
                                  November 2000.

              20.21               Servicer's Certificate for the month of
                                  December 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ARCADIA RECEIVABLES FINANCE CORP.


                                    /s/ Michael J. Forde
                                    ----------------------------
                                    Title: Assistant Secretary



Date: February 5, 2001

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
   20.1         Servicer's Certificate for the month of
                April 1999.

   20.2         Servicer's Certificate for the month of
                May 1999.

   20.3         Servicer's Certificate for the month of
                June 1999.

   20.4         Servicer's Certificate for the month of
                July 1999.

   20.5         Servicer's Certificate for the month of
                August 1999.

   20.6         Servicer's Certificate for the month of
                September 1999.

   20.7         Servicer's Certificate for the month of
                October 1999.

   20.8         Servicer's Certificate for the month of
                November 1999.

   20.9         Servicer's Certificate for the month of
                December 1999.

   20.10        Servicer's Certificate for the month of
                January 2000.

   20.11        Servicer's Certificate for the month of
                February 2000.

   20.12        Servicer's Certificate for the month of
                March 2000.

   20.13        Servicer's Certificate for the month of
                April 2000.

   20.14        Servicer's Certificate for the month of
                May 2000.

   20.15        Servicer's Certificate for the month of
                June 2000.

   20.16        Servicer's Certificate for the month of
                July 2000.

   20.17        Servicer's Certificate for the month of
                August 2000.

   20.18        Servicer's Certificate for the month of
                September 2000.

   20.19        Servicer's Certificate for the month of
                October 2000.

   20.20        Servicer's Certificate for the month of
                November 2000.

   20.21        Servicer's Certificate for the month of
                December 2000.